================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 13, 1997

                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)

             TEXAS                          1-9016                        75-6335572
(State or Other Jurisdiction of        (Commission File                (I.R.S. Employer
Incorporation or Organization)              Number)                 Identification Number)

             6210 N. BELTLINE ROAD, SUITE 170, IRVING, TEXAS 75063
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 756-6000

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

     The undersigned Registrant hereby amends its Current Report on Form 8-K dated November 13, 1997, which was filed with the Securities and Exchange Commission on November 26, 1997, to include the financial statements required by
Item 7(a) and the pro forma financial information required by Item 7(b).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of the Properties Acquired Pursuant to Rule 3-14 of Regulation S-X. The financial statements required by this Item 7(a) are included herein on pages F-1 to F-4.

     (b) Pro Forma Financial Information. The pro forma financial information required by this Item 7(b) is included herein on pages F-5 to F-11.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN INDUSTRIAL PROPERTIES REIT

                                          By:    /s/ CHARLES W. WOLCOTT

                                            ------------------------------------
                                                     Charles W. Wolcott
                                               President and Chief Executive
                                                           Officer

Dated: January 12, 1998

                                     INDEX

                                                                 PAGES
                                                                 -----
Financial Statements of the Properties Acquired Pursuant to
  Rule 3-14 of Regulation S-X...............................   F-1 to F-4
Pro Forma Financial Information.............................  F-5 to F-11

                          INDEPENDENT AUDITORS REPORT

Board of Trust Managers
American Industrial Properties REIT

     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of the Commerce Center, which is an industrial property (the "Property"), as described in Note 1 for the year ended May 31, 1997. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K dated November 13, 1997 of American Industrial Properties REIT, as described in Note 1, and is not intended to be a complete presentation of the income and expenses of the Property.

     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of Commerce Center, as described in Note 1, for the year ended May 31, 1997, in conformity with generally accepted accounting principles.

                                            Easley, Endres, Parkhill &
                                            Brackendorff, P.C.

Houston, Texas
August 5, 1997

                                COMMERCE CENTER

                       HISTORICAL SUMMARY OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES

                                                              THREE MONTHS
                                                                 ENDED        YEAR ENDED
                                                               AUGUST 31,      MAY 31,
                                                                  1997           1997
                                                              ------------    ----------
                                                              (UNAUDITED)
Gross Income
  Rental....................................................    $299,026      $1,063,894
  Reimbursements............................................      69,702         250,032
  Other.....................................................       1,968          24,180
                                                                --------      ----------
          Total gross income................................     370,696       1,338,106
Direct Operating Expenses
  Property management and administration....................      34,331         107,779
  Utilities.................................................      15,407          41,359
  Real estate taxes.........................................      43,131         173,761
  Repairs and maintenance...................................      32,058         107,914
                                                                --------      ----------
          Total direct operating expenses...................     124,927         430,813
                                                                --------      ----------
Excess of gross income over direct operating expenses.......    $245,769      $  907,293
                                                                ========      ==========

                            See accompanying notes.

                                COMMERCE CENTER

                  NOTES TO HISTORICAL SUMMARY OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED MAY 31, 1997 AND
                 THREE MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)

1. ORGANIZATION AND BASIS OF PRESENTATION

     The accompanying Historical Summary of Gross Income and Direct Operating Expenses include the accounts of Commerce Center (the "Property"), an office park located in Houston, Texas, which includes nine buildings containing 286,167 square feet of available lease space. The Property is owned by Midway/ Commerce Center Limited Partnership (the "Partnership").

     The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K dated November 13, 1997 of American Industrial Properties REIT. The Historical Summary is not intended to be a complete presentation of income and expenses of the Property for the year ended May 31, 1997, and the three months ended August 31, 1997, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

  Interim Unaudited Financial Information

     The accompanying interim unaudited Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary for the year ended May 31, 1997. In the opinion of management of the Property, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Use of Estimates

     The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

  Revenue Recognition

     Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are earned.

  Capitalization Policy

     Ordinary reports and maintenance are expensed as incurred; major replacements and betterments are capitalized.

3. TRANSACTIONS WITH AFFILIATES

  Management Fees

     An affiliate of the Partnership receives a management fee equal to four percent of the Property's operating revenue, not including reimbursed expenses from tenants. Management fees of $52,626 and $15,086 were incurred during the year ended May 31, 1997 and the three months ended August 31, 1997, respectively,

                                COMMERCE CENTER

                  NOTES TO HISTORICAL SUMMARY OF GROSS INCOME
                  AND DIRECT OPERATING EXPENSES -- (CONTINUED)

and are included in property management and administrative expense in the accompanying Historical Summary.

4. OPERATING LEASES

     The Property has operating leases with terms ranging from one to five years. The minimum future rentals under operating leases for years ending May 31 are as follows:

1998........................................................  $1,181,488
1999........................................................   1,027,293
2000........................................................     794,034
2001........................................................     581,770
2002........................................................     243,527
Thereafter..................................................       6,001
                                                              ----------
                                                              $3,834,113
                                                              ==========

5. SUBSEQUENT EVENT

     On November 13, 1997, the Partnership sold the Property for $10.7 million to American Industrial Properties REIT.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                        PRO FORMA FINANCIAL INFORMATION

     The following Pro Forma Condensed Consolidated Balance Sheet of the Trust as of September 30, 1997 has been prepared as if each of the following transactions had occurred as of September 30, 1997: the acquisition (i) through a partnership in which the Trust has a 98.0% controlling ownership interest, of Merit Texas Properties Portfolio consisting of eight properties consisting of 20 light industrial and warehouse/ distribution buildings in the Dallas, Texas area; and (ii) of Commerce Center, an office park consisting of nine buildings in Houston, Texas (collectively, the "Acquisitions"). The following Pro Forma Condensed Consolidated Statements of Operations of the Trust for the year ended December 31, 1996 and the nine months ended September 30, 1997 have been prepared as if each of the following transactions had occurred as of January 1, 1996: (i) the issuance of 2,657,973 Shares of the Trust at $12.25 per share in July 1997 (the "Private Placement"); and (ii) the Acquisitions.

     The Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust management, all material adjustments necessary to reflect the effect of these transactions have been made. The Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 is not necessarily indicative of the results of operations to be expected for the year ending December 31, 1997.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                     ASSETS

                                                                TRUST                           PRO FORMA
                                                              HISTORICAL      ACQUISITIONS        TOTAL
                                                              ----------      ------------      ---------
                                                                                  (A)
Real estate, net............................................   $ 73,757         $ 37,318(B)
                                                                                  10,755(C)     $121,830
Cash -- unrestricted........................................     25,780          (13,448)(B)
                                                                                  (3,980)(C)       8,352
Cash -- restricted..........................................      1,401               --           1,401
Other assets, net...........................................      4,151              297(B)
                                                                                      64(C)        4,512
                                                               --------         --------        --------
                                                               $105,089         $ 31,006        $136,095
                                                               ========         ========        ========

                           LIABILITIES AND SHAREHOLDERS' AND PARTNERS' EQUITY

Mortgage notes payable......................................   $ 41,380         $ 20,675(B)
                                                                                   6,600(C)     $ 68,655
Notes payable to affiliates.................................      5,450               --           5,450
Accrued interest payable....................................      1,078               --           1,078
Accounts payable, accrued expenses and other................      2,641              752(B)
                                                                                     239(C)        3,632
                                                               --------         --------        --------
                                                                 50,549           28,266          78,815
                                                               --------         --------        --------
Minority interest in consolidated subsidiary................         --            2,740(B)        2,740
Shareholders' and partners' equity:
  Shares of beneficial interest ($0.10 par value)...........        466               --             466
  Additional paid-in capital................................    158,906               --         158,906
  Accumulated distributions.................................    (58,456)              --         (58,456)
  Accumulated loss from operations and extraordinary gains
     (losses)...............................................    (47,836)              --         (47,836)
  Accumulated net realized gain on sales of real estate.....      1,460               --           1,460
                                                               --------         --------        --------
  Partners' equity..........................................     54,540               --          54,540
                                                               --------         --------        --------
                                                               $105,089         $ 31,006        $136,095
                                                               ========         ========        ========

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                   (IN THOUSANDS EXCEPT SHARE AND UNIT DATA)
                                  (UNAUDITED)

(A) Represents adjustments for the Acquisitions, including the Merit Texas Properties Portfolio and Commerce Center.

(B) Represents adjustments for the acquisition of the Merit Texas Properties Portfolio, through a partnership in which the Trust has a 98.0% controlling partnership interest for which the Trust made an investment, including closing and transaction costs, of $34,578, comprised of cash of $13,448, mortgage debt of $20,675, deferred loan costs of $297, and $752 of assumed liabilities. The limited partner of such partnership made an investment of $2,740. The mortgage debt bears interest at LIBOR plus 2% with a maturity of one year.

(C) Represents adjustments for Commerce Center, which was purchased for $10,755, including closing and transaction costs, comprised of cash of $3,980, mortgage debt of $6,600, deferred loan costs of $64, and $239 of assumed liabilities. The mortgage debt bears interest at LIBOR plus 2% with a maturity of one year.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                               TRUST                       PRO FORMA
                                                             HISTORICAL    ACQUISITIONS      TOTAL
                                                             ----------    ------------    ---------
                                                                (A)            (B)
INCOME
Rents and tenant reimbursements............................   $11,320         $5,175        $16,495
Interest income............................................       158             49            207
                                                              -------         ------        -------
                                                               11,478          5,224         16,702
                                                              -------         ------        -------
EXPENSES
Property operating expenses................................     4,022          1,785          5,807
Depreciation and amortization..............................     2,909            961(C)       3,870
Interest on mortgage notes payable.........................     5,901          2,401(D)       8,302
General and administrative.................................     3,378             --          3,378
                                                              -------         ------        -------
                                                               16,210          5,147         21,357
                                                              -------         ------        -------
Income (loss) from operations..............................   $(4,732)        $   77        $(4,655)
                                                              =======         ======        =======
Income (loss) from operations per share(a).................   $ (2.60)                      $ (1.04)
                                                              =======                       =======
Weighted average number of Shares outstanding(a)...........     1,822                         4,480
                                                              =======                       =======

---------------

(a) The Share amounts and number of Shares outstanding have been restated to reflect the impact of the one for five reverse Share split, which was approved by the Trust's shareholders and became effective on October 15, 1997.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(A) Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation. In addition, excludes gain on sale of real estate of $177 and extraordinary gain on extinguishment of debt of $5,810.

(B) Represents adjustments for the Acquisitions, based on historical operating results. Depreciation is based on the allocation of the purchase price and a 40 year life. Interest expense is based on the borrowings incurred for the Acquisitions at the related interest rate. The Trust is allocated all net income under the terms of the partnership agreement until it receives a cumulative preferred return of 20%, as defined in the partnership agreement.

(C) Represents depreciation of the Acquisitions. Buildings are depreciated using the straight-line method over a 40 year period.

(D) Represents interest expense related to borrowings of $27,275 for the Acquisitions, based on an interest rate of LIBOR plus 2% (7.48% for 1996). Also includes amortization of deferred loan costs incurred related to the borrowings of $361.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                               TRUST                       PRO FORMA
                                                             HISTORICAL    ACQUISITIONS      TOTAL
                                                             ----------    ------------    ---------
                                                                (A)            (B)
INCOME
Rents and tenant reimbursements............................   $ 7,787         $4,264        $12,051
Interest income............................................       436             16            452
                                                              -------         ------        -------
                                                                8,223          4,280         12,503
                                                              -------         ------        -------
EXPENSES
Property operating expenses................................     2,758          1,288          4,046
Depreciation and amortization..............................     2,105            721(C)       2,826
Interest on mortgage notes payable.........................     4,015          1,555(D)       5,570
General and administrative.................................     1,759             --          1,759
                                                              -------         ------        -------
                                                               10,637          3,564         14,201
                                                              -------         ------        -------

Income (loss) from operations..............................   $(2,414)        $  716        $(1,698)
                                                              =======         ======        =======
Income (loss) from operations per share(a).................   $ (0.86)                      $ (0.36)
                                                              =======                       =======
Weighted average number of Shares outstanding(a)...........     2,793                         4,658
                                                              =======                       =======

---------------

(a) The Share amounts and number of Shares outstanding have been restated to reflect the impact of the one for five reverse Share split, which was approved by the Trust's shareholders and became effective on October 15, 1997.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(A) Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation. In addition, excludes gain on sale of real estate of $312 and extraordinary gain on extinguishment of debt of $2,643.

(B) Represents adjustments for the Acquisitions, based on historical operating results. Depreciation is based on the allocation of the purchase price and a 40-year life. Interest expense is based on the borrowings incurred for the Acquisitions at the related interest rate. The Trust is allocated all net income under the terms of the partnership agreement until it receives a cumulative preferred return of 20%, as defined in the partnership agreement.

(C) Represents depreciation of the Acquisitions. Buildings are depreciated using the straight-line method over a 40 year period.

(D) Represents interest expense related to borrowings at $27,275 for the Acquisitions, based on an interest rate of LIBOR plus 2% (7.60% for 1997).